EXHIBIT 10.16

1991 NONQUALIFIED STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS
AS AMENDED

Purpose of the Plan

        The Offshore Logistics, Inc. 1991 Nonqualified Stock Option Plan For Nonemployee Directors (the “Plan”) is intended to promote the interests of Offshore Logistics, Inc., a Delaware corporation (the “Company”), and its shareholders by helping to attract and retain the services of experienced and knowledgeable nonemployee directors and by providing an opportunity for ownership by nonemployee directors of shares of common stock of the Company, $0.01 par value (the “Common Stock”). Options granted under the Plan (collectively the “Options” and in the singular an “Option”) will be Options which do not constitute incentive stock options, within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration of Plan

        The Plan shall be administered by the Board of Directors of the Company (the “Board”). Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan. All decisions made by the Board pursuant to the provisions of the Plan shall be made by a majority of its members at a duly held regular or special meeting or by written consent in lieu of any such meeting.

Option Agreements

        Each Option granted under the Plan shall be evidenced by an agreement (the “Option Agreement”) in such form as shall have been approved by the Board. The Option Agreement shall be subject to the terms, provisions, and conditions of the Plan and may contain such other terms, provisions, and conditions that are not inconsistent with the Plan as the Board shall determine.

Grant of Options

        Each director of the Company who is not otherwise an employee of the Company or any of the Company’s subsidiaries, as that term is defined in Section 425(f) of the Code (each of whom is referred to herein as a “Nonemployee Director”), shall be granted an Option to purchase (the “Initial Option”) the number of shares of Common Stock determined as follows: Number of shares of Common Stock subject to the Initial Option = (years of continuous service as director x 500) + 2,000. Thereafter, as of the date of the Company’s annual meeting of shareholders in each year that the Plan remains in effect, commencing with the 1992 annual meeting of shareholders, each Nonemployee Director who is elected or reelected to the Board or who otherwise continues to serve as a director of the Company as of the close of such meeting shall be granted, without the exercise of discretion on the part of any person or persons, an Option to purchase (the “Subsequent Option”) 2,000 shares of Common Stock; provided, however, that no Options shall be granted to a Nonemployee Director in a particular year if such Nonemployee Director missed 50% or more of the aggregate number of meetings of the Board of Directors and committees on which he served during the twelve months preceding the annual meeting for such year. If, as of such annual meeting date of any year that the Plan is in effect, there are not sufficient shares available under this Plan to allow for the grant to each Nonemployee Director of Options for the number of shares provided herein, each Nonemployee Director shall receive Options for his pro rata share of the total number of shares of Common Stock available under the Plan.

Shares Subject to the Plan

        Subject to adjustments as provided in Section 11, the aggregate number of shares of Common Stock reserved for issuance pursuant to the exercise of Options granted under this Plan is 200,000. Such shares may consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. Exercise of an Option shall result in a decrease in the number of shares of Common Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

Option Price

        The exercise price of each Option shall be the fair market value of the Common Stock subject to such Option on the Date of Grant. For the purposes of this Plan, the following terms shall have the following meanings:

        (a) “Date of Grant” means (i) in the case of an Initial Option, September 24, 1991; and (ii) in the case of a Subsequent Option, the date of the annual meeting of shareholders on which such Subsequent Option is granted.

        (b) The “fair market value” of a share of Common Stock on a particular date shall be deemed to be the average (mean) of the reported “high” and “low” sales prices for such shares as reported in The Wall Street Journals NYSE-Composite Transactions listing for such day (corrected for obvious typographical errors), or if such shares are not reported in such listing, then the average of the reported “high” and “low” sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the average of the reported “high” and “low” sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average between the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average closing bid and asked prices reported by the National Quotation Bureau Incorporated, or, in all other cases, the value established by the Board of Directors of the Company in good faith.

Term of Plan

        The Plan shall be effective as of September 24, 1991. Options granted under this Plan may not be exercised before the approval of the Plan at the 1991 annual meeting of the Company’s stockholders by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s stock present, or represented by proxy, and entitled to vote. If such approval of the Plan by the stockholders does not occur at such meeting, any Options granted pursuant to this Plan shall be void. Except with respect to Options then outstanding, if not sooner terminated under the provisions to Section 16 of this Plan, the Plan shall terminate upon and no further Options shall be granted after the date of the annual meeting of stockholders held in 2003.

Procedure for Exercise

        No option granted under this Plan may be exercised, and the shares subject to each Option may not be purchased, for a period of six (6) months after the Date of Grant of such Option. Thereafter, Options shall be exercised by written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised and specifying the address to which the certificates for such shares are to be mailed. Such notice shall be accompanied by cash or certified check or bank draft payable to the order of the Company in an amount equal to the option price per share multiplied by the number of shares of Common Stock as to which the Option is then being exercised or, at the election of the Nonemployee Director who holds such Option, accompanied by Common Stock held by the Nonemployee Director equal in value to the full amount of the option price (or any combination of cash or such Common Stock). For purposes of determining the amount, if any, of the option price satisfied by payment in Common Stock, such Common Stock shall be valued at its fair market value on the date of exercise in accordance with Section 6(b) of this Plan. Any Common Stock delivered in satisfaction of all or a portion of the option price shall be appropriately endorsed for transfer and assigned to the Company. No fraction of a share of Common Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Nonemployee Director one or more certificates representing in the aggregate the number of shares with respect to which such Option was exercised, issued in the Nonemployee Director’s name; provided, however, that such delivery shall be deemed to have occurred for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Nonemployee Director, at the address specified pursuant to this Section 8.

Assignability

        An Option shall not be assignable or otherwise transferable by the Nonemployee Director holding such Options except by will or by the laws of descent and distribution, and may be exercised during such Nonemployee Director’s lifetime only by that Nonemployee Director. No transfer of an Option by a Nonemployee Director by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice of the transfer and an authenticated copy of the will and such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

No Rights as Shareholder

        No Nonemployee Director shall have any rights as a shareholder with respect to shares covered by an Option until the date of issuance of a stock certificate representing such shares. Except as provided in Section 11 of this Plan, no adjustment for dividends, or otherwise, shall be made if the record date therefore is prior to the date of issuance of such certificate.

Recapitalization or Reorganization

        (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of debt or equity securities ranking prior to or affecting the Common Stock or the rights attendant thereto, or the dissolution or liquidation of the Company, or any sale, lease, exchange or other disposition of all or any part of the Company’s assets or business or any other corporate act or proceeding, whether of a similar or dissimilar nature.

        (b) The shares with respect to which options may be granted hereunder are shares of Common Stock of the Company as presently constituted. If, and whenever, prior to the delivery by the Company of all of the shares of the Stock which are subject to Options granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, a stock split, a combination of shares, a recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving consideration therefore in money, services or property, the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which Options granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the option price payable per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the option price payable per share shall be proportionately increased.

        (c) If the Company is reorganized, merged or consolidated or is otherwise a party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange shareholders of the Company receive any shares of Common Stock or other securities or if the Company shall distribute (“Spin Off”) securities of another corporation to its shareholders, there shall be substituted for the shares subject to the unexercised portions of outstanding Options granted hereunder an appropriate number of shares of (i) each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation or plan of exchange, or (ii) in the case of a Spin Off, the securities distributed to shareholders of the Company together with shares of Common Stock, such number of shares or securities to be determined in accordance with the provisions of Section 425 of the Code (or other applicable provisions of the Code or regulations issued thereunder which may from time to time govern the treatment of stock options in such a transaction); provided, however, that all such Options may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange or Spin Off, or any dissolution or liquidation of the Company, by giving notice to each Nonemployee Director of the Company’s intention to do so and by permitting the purchase for a period of at least thirty days during the sixty days next preceding such effective date of all of the shares subject to such outstanding Options, without regard to the installment provisions (if any) set forth in the Option Agreements governing such Options; and provided further that in the event of a Spin Off, the Company may, in lieu of substituting securities or accelerating and canceling Options as contemplated above, elect (A) to reduce the purchase price for each share of Stock subject to an outstanding Option by an amount equal to the fair market value, as determined in accordance with the provisions of Section 6(b), of the securities distributed in respect of each outstanding share of Common Stock in the Spin Off or (B) to reduce proportionately the purchase price per share and to increase proportionately the number of shares of Common Stock subject to each Option in order to reflect the economic benefits inuring to the shareholders of the Company as a result of the Spin Off.

        (d) Except as otherwise expressly provided in this Plan, the issuance by the Company of shares of stock of any class or securities convertible into or exchangeable for shares of stock of any class, for cash, property, labor or services, upon the direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into or exchangeable for such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted or the exercise price per share.

Termination of Option

        (a) Upon the optionees ceasing to be a Nonemployee Director of the Company for cause (as hereinafter defined), such optionees Options shall terminate immediately. For purposes of this Section, “cause” shall mean a breach of such Nonemployee Director’s fiduciary duty as a director of the Company or such Nonemployee Director’s conviction of a felony or a crime involving moral turpitude.

        (b) Upon an optionees ceasing to be a Nonemployee Director as a result of retirement, disability or death, or such optionees becoming employed by the Company or a subsidiary of the Company, the period during which such optionee may exercise any outstanding portion of his Options shall not exceed (i) one year from the date of retirement, disability or death or (ii) three months from the date such employment begins; provided, however that should that optionee die during such three-month period, such Options shall terminate one year from the date of employment. Notwithstanding the foregoing, however, in no event shall the period during which such Options may be exercised extend beyond the expiration of the term of such Options.

        (c) Upon an optionees ceasing to be a Nonemployee Director for any reason other than for cause (as hereinabove defined) or as a result of retirement, disability, death or his employment by the Company or a subsidiary, the optionee shall be entitled to exercise any outstanding portion of his Options for a period of three months from the date the optionee ceases to be a Nonemployee Director; provided, however, that should such optionee die during such three-month period, such Options shall terminate one year from the date such optionee ceased to be a Nonemployee Director.

Compliance with Law; Purchase for Investment

        No shares shall be issuable upon the exercise of an Option unless the Company shall have determined that the issuance complies with applicable law. Unless the Options and shares of Common Stock subject to this Plan have been registered under the Securities Act of 1933, as amended, no shares shall be issuable upon exercise of an Option unless the Company has determined that such registration is unnecessary and, if deemed necessary by the Company, each person exercising an Option under this Plan has represented in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company may require that any certificates of shares issued upon exercise of an Option bear a legend restricting transfer thereof on such terms as the Company may determine, and the Company may instruct its transfer agent to “stop transfer” of any such shares on such terms as it deems appropriate.

Taxes

        (a) The Company may make such provisions as it deems appropriate for the withholding of any taxes if the Company determines such withholding is required in connection with the grant or exercise of any Options.

        (b) Any Nonemployee Director may pay all or any portion of the taxes required to be withheld by the Company or paid by him in connection with the exercise of an Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Section 6(b), equal to the amount required to be withheld or paid. A Nonemployee Director must make the foregoing election on or before the date that the amount of tax to be withheld is determined (“Tax Date”). All such elections are irrevocable and subject to disapproval by the Board and are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an Option, provided that this limitation shall not apply in the event of death or disability; and (ii) such election must be made either six months or more prior to the Tax Date or in a window period commencing on the third business day following the Company’s release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release. Where the Tax Date in respect of an Option is deferred until six months after exercise and the Nonemployee Director elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the Option, but he shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company’s withholding obligation or his estimated tax obligation on the Tax Date.

Government Regulations

        This Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of the Plan or any Option Agreement to the contrary, the Plan shall be administered and interpreted in order that the Plan, and the grant and exercise of Options under the Plan, shall comply with the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as amended from time to time.

Amendment or Termination of the Plan

        The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change to any Option may be made which would impair the rights of the Nonemployee Director holding that Option without the consent of that Nonemployee Director; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the stockholders of the Company. Notwithstanding the foregoing, to the extent but only to the extent required in order that Rule 16b-3, as promulgated in SEC Release No. 34-28869, February 8, 1991, be complied with, the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.